SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2015

ZENDESK, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36456	26-4411091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1019 Market Street San Francisco, California	94103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415.418.7506

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On October 19, 2015, Zendesk, Inc. (“Zendesk”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on October 13, 2015, Zendesk completed its acquisition of We Are Cloud SAS (“WAC”). This Form 8-K/A amends the Original Form 8-K to include the historical audited financial statements of WAC and the unaudited pro forma condensed combined financial statements required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to those items.  All other items in the Original Form 8-K remain the same.

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of WAC for the year ended December 31, 2014 are filed herewith as Exhibit 99.1. The consent of Ernst & Young Audit, WAC’s independent auditors, is attached as Exhibit 23.1 to this Form 8-K/A.  The unaudited interim condensed consolidated financial statements of WAC for the six months ended June 30, 2015 are filed herewith as Exhibit 99.2.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of Zendesk and WAC for the year ended December 31, 2014 and as of and for the nine months ended September 30, 2015 are filed herewith as Exhibit 99.3.

(c)	Exhibits

2.1*

Stock Purchase Agreement by and among Zendesk, Inc., We Are Cloud SAS, the Sellers set forth therein, and Rachel Delacour and Alven Capital Partners, represented by Mr. Jérémy Uzan, as the Sellers’ Representatives, dated October 13, 2015.

2.2*	Stock Purchase Agreement by and among Zendesk, Inc., We Are Cloud SAS, and the Sellers set forth therein, dated October 13, 2015.
23.1	Consent of Ernst & Young Audit, independent auditors of WAC.
99.1	Audited consolidated financial statements of WAC for the year ended December 31, 2014.
99.2	Unaudited interim condensed consolidated financial statements of WAC for the six months ended June 30, 2015.
99.3	Unaudited pro forma condensed combined financial information of Zendesk and WAC for the year ended December 31, 2014 and as of and for the nine months ended September 30, 2015.

*	Incorporated by reference to Exhibits 2.1 and 2.2 filed with Zendesk’s Current Report on Form 8-K, filed on October 13, 2015 (File No. 001-36456).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Zendesk, Inc.
(Registrant)

By:	/s/ Alan Black
Alan Black
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

December 23, 2015

Exhibit Index

Exhibit No.	Description
2.1*

Stock Purchase Agreement by and among Zendesk, Inc., We Are Cloud SAS, the Sellers set forth therein, and Rachel Delacour and Alven Capital Partners, represented by Mr. Jérémy Uzan, as the Sellers’ Representatives, dated October 13, 2015.

2.2*	Stock Purchase Agreement by and among Zendesk, Inc., We Are Cloud SAS, and the Sellers set forth therein, dated October 13, 2015.
23.1	Consent of Ernst & Young Audit, independent auditors of WAC.
99.1	Audited consolidated financial statements of WAC for the year ended December 31, 2014.
99.2	Unaudited interim condensed consolidated financial statements of WAC for the six months ended June 30, 2015.
99.3	Unaudited pro forma condensed combined financial information of Zendesk and WAC for the year ended December 31, 2014 and as of and for the nine months ended September 30, 2015.

*	Incorporated by reference to Exhibits 2.1 and 2.2 filed with Zendesk’s Current Report on Form 8-K, filed on October 13, 2015 (File No. 001-36456).